Stockholder Outreach Winter 2023 Exhibit 99.1

2 Disclaimer LendingClub Corporation (the “Company”), its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from stockholders in connection with the Company’s 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”). The Company plans to file a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the 2023 Annual Meeting (the “2023 Proxy Statement”). Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, will be set forth in the 2023 Proxy Statement and other materials to be filed with the SEC in connection with the 2023 Annual Meeting. This information can also be found in the Company's definitive proxy statement for its 2022 Annual Meeting of Stockholders (the “2022 Proxy Statement’”), filed with the SEC on April 19, 2022, or the Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on February 11, 2022 (the “Form 10-K”). To the extent holdings of the Company's securities have changed since the amounts printed in the 2022 Proxy Statement, such changes have been or will be reflected on Statements of Change in Beneficial Ownership on Form 4 filed with the SEC. STOCKHOLDERS ARE URGED TO READ THE 2023 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), 2022 PROXY STATEMENT, FORM 10-K AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY HAS FILED OR WILL FILE WITH THE SEC BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain, free of charge, copies of the 2023 Proxy Statement (when filed), 2022 Proxy Statement, Form 10-K and any other documents filed or to be filed by the Company with the SEC in connection with the 2023 Annual Meeting at the SEC’s website (http://www.sec.gov) or at the Company's website (http://ir.lendingclub.com) or by writing to the Company at 595 Market Street, Suite 200, San Francisco, California 94105, Attn: Investor Relations. Some of the statements in this presentation, including statements regarding future compensation and governance structures, expected proposals in the 2023 Proxy Statement, the operation of and dilution from the Company’s equity compensation program, the methodology the Company uses to satisfy its withholding obligation in connection with the vesting of equity awards, and the performance of the Company, are “forward-looking statements.” The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “predict,” “project,” “will,” “would” and similar expressions may identify forward-looking statements, although not all forward-looking statements contain these identifying words. Factors that could cause actual results to differ materially from those contemplated by these forward-looking statements include the Company’s stock price performance, cash position, the outcome of any proposal to stockholders with respect to its equity plan(s), demand for the Company’s products and services, feedback from stockholders and other stakeholders, the economic, political and public health environment, and those factors set forth in the section titled “Risk Factors” in the Form 10-K, as well as in the Company’s future filings with the SEC. The Company may not actually achieve the plans, intentions or expectations disclosed in forward-looking statements, and you should not place undue reliance on forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in forward-looking statements. The Company does not assume any obligation to update any forward- looking statements, whether as a result of new information, future events or otherwise, except as required by law. Information in this presentation is not an offer to sell securities or the solicitation of an offer to buy securities. LendingClub Corporation (NYSE: LC) is the parent company of LendingClub Bank, National Association, Member FDIC.

3 About LendingClub Our Competitive Advantage  Our efficient capital-light marketplace model enables us to generate savings for borrowers across the credit spectrum by matching them with the lowest available cost of funding provided by our platform investors  Scale, data and innovation enable us to generate and convert demand efficiently while managing price and credit risk effectively  With access to low-cost deposits and by retaining a portion of our loan originations for investment, we are able to generate an attractive stream of recurring revenue 2022 Business Highlights  Utilized dual income streams of fee revenue from marketplace business and interest income from loans held on our balance sheet to drive growth  Invested in technology infrastructure to further integrate banking and loan products and move forward as a mobile-first, cloud-based digital bank  Continued focus on credit quality, marketing efficiency and expense discipline to remain profitable through more difficult economic cycles  Leveraged strong balance sheet to acquire $1.05b personal loan portfolio and support marketplace liquidity 4.0m+ Members* $80b+ Loan originations* $1.06b Market cap As of January 17, 2023 *Total members and originations based on lifetime volume across all loan products as of October 31, 2022 LendingClub is the leading digital marketplace bank able to generate both loans and deposits at scale that enables consumers to both pay less when borrowing and earn more when saving.

4 Record Financial Results Total Revenue ($ in millions) Net Income (Loss) ($ in millions) $318.1 $818.6 $1,186.5 2020 2021 2022 $(187.5) $18.6 $288.5 2020 2021 2022 Successful Execution of Company Strategy Drives Financial Results, with Record Revenues Converting into Record Profits* * 2022 total revenue and net income amounts reflect the mid-point of the Company’s preliminary 2022 financial results disclosed on January 12, 2023.

5 Stockholder Feedback Drives Evolving Practices Commitment to ongoing enhancements in response to stockholder feedback Next Step Governance-Focused Enhancements  Adopted majority voting standard in 2018  Began publishing director skills matrix in 2019  Board refreshment with 4 new directors since 2020  Enhanced ESG disclosures in proxy statement  Proposing Board declassification at 2023 annual meeting, after narrowly failing at recent annual meetings  Proposing removal of supermajority vote provision at 2023 annual meeting, fulfilling promise made in 2019 Compensation-Focused Enhancements  Adopted performance-based RSUs (PBRSUs), clawback policy and stock ownership guidelines in 2017  Expanded use of PBRSUs in 2018 and 2019  Reformulated PBRSU program, strengthened clawback policy and implemented 1-year cliff on new hire equity awards in 2020  Evolved and simplified PBRSU program in 2021 to be entirely TSR based with a 3-year performance period  Implemented cap in 2022 on PBRSU payout in the event of certain negative absolute TSR scenarios Next Step Protect Stockholder Interests by Reducing Dilution The Company is reviewing a number of changes related to the operation of its equity compensation program to reduce dilution

Overview of Equity Compensation Program

While equity compensation is critical to attracting/retaining talent, the Company is committed to reducing the associated dilution

Program Overview

- The Company operates a broad-based equity program to drive alignment with stockholders across the organization
- In 2022, a total of 866 employees (over 50%) received an equity award, with executive officers receiving 16.6% of the total intended value
- Equity compensation is delivered in the form of time-based RSUs for most employees, with executives receiving a significant portion of their equity compensation in the form of PBRSUs
- The Company uses equity compensation to deliver market compensation (targeted to 50th percentile)

Stock Based Compensation (SBC) Supported by Earnings Profile

	2016-2018	2019	2020	2021	2022
SBC	$69.2-$75.1m	$73.6m	$61.5m	$67.2m	$66.4m
SBC as a percentage of revenue	11% - 14%	10%	19%	8%	6%
SBC as a percentage of net income	n/a	n/a	n/a	361%	23%

Stock Based Compensation In Line with Competitive Landscape, and Favorable on Relative Basis*

	SBC	Revenue	Net Income (Loss)	Number of Employees
LendingClub	$66.4m	$1,186.5m	$288.5m	1,585
Average of 2022 Peer Group	$62.6m	$619.8m	$(5.2)m	1,117

* Figures reflect: (i) preliminary year end 2022 data for LendingClub Corporation and (ii) data for the most recently completed fiscal year as disclosed in a Form 10-K for peer group companies. Peer group consists of 2022 executive compensation peer group as detailed in the appendix.

6

7 Equity Plan Proposal to Enable Reductions in Dilution Provides additional time to prudently use existing shares and reduce dilution Our Ask of Stockholders: Extend expiration of 2014 equity plan from December 2024 to December 2028  No additional shares requested at this time  No extension of evergreen provision; to expire in 2024 per existing terms  Not issue any additional shares from the 2016 Radius equity plan, resulting in an effective forfeiture of 1.34m shares available for grant  Reduce overhang and burn rate substantially over the term of the 2014 equity plan (see slide 9)  Review equity compensation program and explore opportunities for cash-based awards/compensation, while ensuring executive compensation programs remain sufficiently performance-based  Continue to distribute equity awards broadly within the Company to drive alignment with stockholders Key Objectives  Provide additional time to prudently use existing shares, which the Company expects will sustain its equity compensation program until at least 2027  Concurrently reduce overall dilution in a systematic manner that avoids abrupt changes in compensation practices  Enable short-term cash preservation to navigate the uncertain economic environment and fund corporate initiatives intended to support longer- term stockholder value, such as retaining additional loans to drive revenue and sustained profitability Adopt Best Practices  Require stockholder approval for any stock option repricing  Limit ability to accelerate equity  Prohibit gross-ups on excise taxes  Prohibit dividends (or equivalent) on unvested awards  Implement 1-year holding period on vested awards for executives Key Facts & Commitments

8 Reducing Dilution in 2023 Changing withholding mechanics to recapture shares that would otherwise be sold into the market Current Practice RSU/PBRSU vesting results in compensatory income to employees, creating a tax withholding obligation for the Company The Company currently primarily satisfies this tax withholding obligation by facilitating the sale of a portion of the newly vested shares and remitting proceeds to the tax authorities Significantly reduces dilution by recapturing up to approximately 2.9m shares in 2023 that would otherwise be sold into the market as a result of the Company’s equity compensation program Contemplated Practice Satisfy up to $30m of this tax withholding obligation in 2023 by holding back a portion of the newly vested shares and remitting cash from its treasury accounts to the tax authorities This approach is enabled by the Company’s profitability and enhanced financial profile, resulting from the successful acquisition and integration of Radius Bank.

Long-Term Commitment to Reduce Dilution Company will monitor dilution and undertake necessary measures to ensure substantial reductions 9  Adjusted internal guidelines to reduce target equity award sizes by 25%, despite dramatically improved financial performance  All equity awards to new hire employees have a 1-year cliff before vesting begins  PBRSU program has been significantly refreshed and expanded since initial implementation, as detailed in the appendix  Created a “cash-choice” program whereby non-executive employees can elect to receive a portion of their long-term incentive award in the form of a fixed value cash award in lieu of equity  Discontinued use of stock options Recent Efforts to Mitigate Dilution  The Company’s current equity compensation program is critical to attract, retain and motivate employees  However, the Company is committed to reducing dilution from the operation of its equity compensation program  The Company believes that extending expiration of its 2014 equity plan will provide the necessary time to prudently adopt measures to reduce dilution, including a holistic review of compensation programs and the potential implementation of new cash-based compensation structures Next Steps Commitment to Stockholders: Reduce equity utilization through combination of higher stock price, operational changes, prudent use of equity and/or steady shift towards cash-based awards/compensation TODAY > 25% overhang > 5.5% annual utilization < 20% overhang < 4% annual utilization 2027

Appendix Summaries of the following: 1. Board of Directors 2. CEO Equity Compensation Design 3. 2022 Peer Group 4. Alignment with ESG 10

Highly Qualified and Engaged Board of Directors

We have continued to refresh our Board in 2022, enhancing financial services expertise and diversity



John C. (Hans) Morris
Managing Partner, Nyca Partners
Former President, Visa
Independent Chairman
Director since 2013



Faiz Ahmad
Chief Commercial Officer, YETI
Director since 2022



Allan Landon
Assistant Dean & Adjunct Professor, David Eccles School of Business, University of Utah
Former Chairman & CEO, Bank of Hawaii
Director since 2021



Timothy J. Mayopoulos
President, Blend Labs
Former President & CEO, Fannie Mae
Director since 2016



Kathryn Reimann
Senior Advisor, Oliver Wyman
Adjunct Professor, NYU School of Law
Former Chief Compliance Officer, Citibank
Director since 2022



Scott Sanborn
CEO
Director since 2016



Erin Selleck
Former Senior Executive Vice President and Treasurer, Union Bank
Director since 2021



Michael Zeisser
Former Chairman of U.S. Investments, Alibaba Group
Director since 2019

Board Diversity



38%

Gender & Racial/Ethnic Diversity

Balanced Board Tenure


< 3 years
4
3-6 years
1
> 6 years
3

Average board tenure is ~3.25 years

11

2019 Design 2020 Design 2021 & 2022 Design Overall Weight  50% of equity  55% of equity  55% of equity Metrics & Weights  25% Relative TSR based  Target performance set at 50th percentile  35% Relative TSR based  Raised target performance from median to 55th percentile  100% Relative TSR based  Maintained target performance at 55th percentile 75% Profitable Growth (Revenue & EBITDA Margin)  65% Adjusted EBITDA  Eliminated overlapping metrics between annual bonus and PBRSUs Performance Period  1 year + additional 2 years of time-based vesting  TSR: 3 years  Company Metric: 2 years + additional 1 year time-based vesting period  3 years for entire PBRSU award Maximum Achievement  200% of target  125% of target  125% of target, with cap in 2022 of 100% of target if absolute TSR is negative and relative TSR is below 75th percentile Base Salary 10.0% Annual Bonus 15.0% RSUs 33.8% PBRSUs 41.3% 90% At-Risk 12 CEO Equity Compensation Design for 2022 PBRSUs Compensation design similar to CEO:  Weight of PBRSUs are 30% of equity  PBRSUs are TSR based with 3-year performance period  Maximum achievement to 125% of target, with cap in 2022 of 100% of target if absolute TSR is negative and relative TSR is below 75th percentile  RSUs vest over 3 years Other NEOs RSUs 2019 Design 2020 Design 2021 & 2022 Design Overall Weight  50% of equity  45% of equity  45% of equity Vesting Period  4 years  4 years  3 years Compensation design emphasizes long term and at-risk compensation, with final payouts aligned with performance

13 2022 Peer Group Update Refreshed 2020 peer group to reflect changes in business model and increased availability of fintech peers Results  New peer group: Affirm Holdings, Axos Financial, Banc of California, Blend Labs, Blucora, Domo, Enova International, Green Dot, LendingTree, Live Oak Bancshares, MoneyLion, Open Lending Corp., Preferred Bank, Silvergate, SoFi Technologies, The Bancorp, TriCo Bancshares and Upstart Holdings  7 companies retained from 2020 peer group; 9 companies removed; 11 companies added  New peer group had median market capitalization of ~$1.02b at the time of selection 2020 Peer Group Technology Banks Finance (non-Banks) 2022 Peer Group Banks Finance or Fintech (non-Banks) Methodology  Identified existing peer companies for removal, including existing technology companies, some regional banks and companies no longer publicly listed  Surveyed broad basket of companies, with focus on alignment in business model, size/scope and geography  Added a number of newly public fintech peers to reflect business model and competitive landscape  Added a number of branch-light banks to reflect our bank charter and operating environment

Aligned with ESG 14 LendingClub’s Mission is to Empower Our Members on Their Path to Financial Health Social  Researchers from the Federal Reserve have found that “consumers pay smaller spreads on loans from LendingClub than from credit card borrowing”  Support a 36% interest rate cap at the state and federal level, and voluntarily adhere to this cap  Advocated for strengthening of “disparate impact” regulations to protect consumers from racial discrimination in AI and to encourage technology innovation to improve credit underwriting  Improve borrower financial health by saving them approximately four percentage points in interest while providing a responsible paydown plan to help them regain control of their financial health  Researchers from the Federal Reserve have found that “LendingClub’s consumer lending activities have penetrated areas that may be underserved by traditional banks, such as in highly concentrated markets and in areas that have fewer bank branches per capita”  Partnered with Accion Opportunity Fund to increase small business owners’ access to transparent, affordable and responsible credit, resulting in 5x and 4x the representation of minority-owned and women- owned businesses, respectively, in our small business lending program, compared to conventional banks  Co-wrote Small Business Borrowers Bill of Rights with the Responsible Business Lending Coalition Environmental  Emphasize sustainable or reusable products in our office spaces and how we work  Lease LEED buildings in San Francisco and Utah* Governance  Robust stockholder engagement  Responsive to stockholder feedback on both governance (Board vote requirements and declassification; supermajority voting requirement) and executive compensation (multi-year TSR based PBRSU program) * Utah offices are pending LEED Silver certification